UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 20, 2007

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a).   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to By-laws

On December 20, 2007, the Board of Directors (the “Board”) of MIPS Technologies, Inc. (the “Company”) approved an amendment of Article VII, Section 1 to the Company’s By-laws to be effective immediately.  The amendment provides that (1) the Board may provide that some or all of the Company’s stock shall be evidenced by uncertificated shares and (2) any resolution by the Board providing for uncertificated shares will not apply to shares represented by a certificate until the certificate is surrendered to the Company, and also makes related changes.

A copy of the Amended and Restated By-laws is attached as Exhibit 3.01 to this Current Report.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

3.01	Amended and Restated By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: December 21, 2007	By:	/s/ MERVIN S. KATO
Name: Mervin S. Kato
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.01	Amended and Restated By-laws